UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 22, 2012

CRACKER BARREL OLD COUNTRY STORE, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-25225	62-0812904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(Address of Principal Executive Offices) (Zip code)

(615) 444-5533

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communicati;[ons pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 22, 2012, Cracker Barrel Old Country Store, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the Company’s fiscal 2012 third quarter results of operations, updated earnings guidance for fiscal 2012 and preliminary earnings guidance for fiscal 2013. A copy of the Press Release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated by reference as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by Cracker Barrel Old Country Store, Inc. dated May 22, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 22, 2012	CRACKER BARREL OLD COUNTRY STORE, INC.

	By:	/s/ Lawrence E. Hyatt
	Name:	Lawrence E. Hyatt
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Cracker Barrel Old Country Store, Inc. dated May 22, 2012